                                                                    Exhibit 99.1

                            JOINT FILING UNDERTAKING

         The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule jointly on behalf of each such party.

Dated: August 26, 2002                    BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                          By: Fifth Berkshire Associates LLC,
                                              its General Partner

                                          By: /s/ Ross M. Jones
                                              ----------------------------------

                                          Name: Ross M. Jones
                                                --------------------------------

                                          Title: Managing Director
                                                 -------------------------------


                                          BERKSHIRE FUND VI, LIMITED PARTNERSHIP

                                          By: Sixth Berkshire Associates LLC,
                                              its General Partner

                                          By: /s/ Ross M. Jones
                                              ----------------------------------

                                          Name: Ross M. Jones
                                                --------------------------------

                                          Title: Managing Director
                                                 -------------------------------


                                          BERKSHIRE INVESTORS LLC

                                          By: /s/ Ross M. Jones
                                              ----------------------------------

                                          Name: Ross M. Jones
                                                --------------------------------

                                          Title: Managing Director
                                                 -------------------------------


                                          FIFTH BERKSHIRE ASSOCIATES LLC

                                          By: /s/ Ross M. Jones
                                              ----------------------------------

                                          Name: Ross M. Jones
                                                --------------------------------

                                          Title: Managing Director
                                                 -------------------------------

                                          SIXTH BERKSHIRE ASSOCIATES LLC

                                          By: /s/ Ross M. Jones
                                              ----------------------------------

                                          Name: Ross M. Jones
                                                --------------------------------

                                          Title: Managing Director
                                                 -------------------------------


                                          BERKSHIRE PARTNERS LLC

                                          By: /s/ Ross M. Jones
                                              ----------------------------------

                                          Name: Ross M. Jones
                                                --------------------------------

                                          Title: Managing Director
                                                 -------------------------------